Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes

13. Income Taxes

The components of income from continuing operations before income taxes and equity in net income of affiliates, were:

	Year Ended December 31,
(IN MILLIONS)	2012	2011	2010
Dutch	$46	$35	$146
Non-Dutch	339	52	(60)
Income from continuing operations before income taxes and equity in net income of affiliates	$385	$87	$86

The above amounts for Dutch and non-Dutch activities were determined based on the location of the taxing authorities.

The provision/(benefit) for income taxes attributable to the income from continuing operations before income taxes and equity in net income of affiliates consisted of:

	Year ended December 31,
(IN MILLIONS)	2012	2011	2010
Current:
Dutch	$8	$1	$13
Non-Dutch	95	127	109
	103	128	122
Deferred:
Dutch	(1)	(13)	(3)
Non-Dutch	22	(111)	(173)
	21	(124)	(176)
Total	$124	$4	$(54)

The Company’s provision/(benefit) for income taxes for the years ended December 31, 2012, 2011 and 2010 was different from the amount computed by applying the statutory Dutch federal income tax rates to the underlying income from continuing operations before income taxes and equity in net income of affiliates as a result of the following:

	Year ended December 31,
(IN MILLIONS)	2012	2011	2010
Income from continuing operations before income taxes and equity in net income of affiliates	$385	$87	$86
Dutch statutory tax rate	25.0%	25.0%	25.5%
Provision/(benefit) for income taxes at the Dutch statutory rate	$96	$22	$22
Tax impact on distributions from foreign subsidiaries	35	9	1
Effect of operations in non-Dutch jurisdictions, including foreign tax credits	12	(7)	(38)
U.S. state and local taxation	4	(5)	(25)
Withholding and other taxation	36	30	29
Effect of global financing activities	(51)	(38)	(28)
Changes in estimates for uncertain tax positions	43	12	2
Changes in valuation allowances	(16)	(25)	(25)
Effect of change in deferred tax rates	(40)	—	—
Other, net	5	6	8
Total (benefit)/provision for income taxes	$124	$4	$(54)
Effective tax rate	32.2%	4.6%	(62.8%)

The components of current and non-current deferred income tax assets/(liabilities) were:

(IN MILLIONS)	December 31, 2012	December 31, 2011
Deferred tax assets (on balance):
Net operating loss carryforwards	$348	$394
Interest expense limitation	577	557
Deferred compensation	7	6
Deferred revenues/costs	29	31
Employee benefits	59	51
Tax credit carryforwards	113	96
Share-based payments	59	46
Accrued expenses	26	35
Other assets	52	38
	1,270	1,254
Valuation allowances	(248)	(193)
Deferred tax assets, net of valuation allowances	1,022	1,061
Deferred tax liabilities (on balance):
Intangible assets	(1,661)	(1,723)
Financial instruments	(50)	(54)
Fixed asset depreciation	(21)	(4)
Computer software	(69)	(43)
	(1,801)	(1,824)
Net deferred tax liability	$(779)	$(763)
Recognized as:
Deferred income taxes, current	$58	$57
Deferred income taxes, non-current	(837)	(820)
Total	$(779)	$(763)

At December 31, 2012 and 2011 the Company had net operating loss carryforwards of approximately $1,259 million and $1,176 million, respectively, which begin to expire in 2013. In addition, the Company had tax credit carryforwards of approximately $113 million and $96 million at December 31, 2012 and 2011, respectively, which will begin to expire in 2014.

In certain jurisdictions, the Company has operating losses and other tax attributes that, due to the uncertainty of achieving sufficient profits to utilize these operating loss carryforwards and tax credit carryforwards, the Company currently believes it is more likely than not that a portion of these losses will not be realized. Therefore, the Company has a valuation allowance of approximately $205 million and $169 million at December 31, 2012 and 2011, related to these net operating loss carryforwards and tax credit carryforwards. In addition, the Company has valuation allowances of $43 million and $24 million at December 31, 2012 and 2011, respectively, on deferred tax assets related to other temporary differences, which the Company currently believes will not be realized.

As a consequence of the significant restructuring of the ownership of the Nielsen non-U.S. subsidiaries in 2007 and 2008 the Company has determined that as of December 31, 2010 no income taxes are required to be provided for on the approximately $3.3 billion, which is the excess of the book value of its investment in non-U.S. subsidiaries over the corresponding tax basis. Certain of these differences can be eliminated at a future date without tax consequences and the remaining difference which is equal to the undistributed historic earnings of such subsidiaries are indefinitely reinvested. It is not practical to estimate the additional income taxes and applicable withholding that would be payable on the remittance of such undistributed historic earnings.

At December 31, 2012 and 2011, the Company had uncertain tax positions of $94 million and $96 million, respectively. The Company has also accrued interest and penalties associated with these unrecognized tax benefits as of December 31, 2012 and 2011 of $40 million and $29 million, respectively. Estimated interest and penalties related to the underpayment of income taxes is classified as a component of benefit (provision) for income taxes in the Consolidated Statement of Operations. It is reasonably possible that a reduction in a range of $6 million to $14 million of uncertain tax positions may occur within the next twelve months as a result of projected resolutions of worldwide tax disputes.

A reconciliation of the beginning and ending amount of uncertain tax positions is as follows:

(IN MILLIONS)	December 31, 2012	December 31, 2011	December 31, 2010
Balance as of the beginning of period	$96	$114	$129
Additions for current year tax positions	1	4	3
Additions for tax positions of prior years	16	—	5
Reductions for lapses of statute of limitations	(19)	(22)	(22)
Effect of foreign currency translation	—	—	(1)
Balance as of the end of the period	$94	$96	$114

If the balance of the Company’s uncertain tax positions is sustained by the taxing authorities in the Company’s favor, the reversal of the entire balance would reduce the Company’s effective tax rate in future periods.

The Company files numerous consolidated and separate income tax returns in the U.S. Federal jurisdiction and in many state and foreign jurisdictions. With few exceptions, the Company is no longer subject to U.S. Federal income tax examinations for 2006 and prior periods. In addition, the Company has subsidiaries in various states, provinces and countries that are currently under audit for years ranging from 2001 through 2008.